UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Due to the outbreak of coronavirus disease 2019 (COVID-19), Petroteq Energy Inc. (the "Company") is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended February 29, 2020 (the "Quarterly Report"), originally due on April 14, 2020, relying on an order issued by the Securities and Exchange Commission (the "SEC") on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) (the "Order"), regarding exemptions granted to certain public companies.

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the rest of world, and thus the Company's business operations have been disrupted and it is unable to timely review and prepare the Company's financial statements for the quarter ended February 29, 2020.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has spread throughout other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus disease a "Public Health Emergency of International Concern," and on March 11, 2020, the World Health Organization characterized the outbreak as a "pandemic." In an effort to contain and mitigate the spread of COVID-19, many countries, including the United States and Canada, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

The Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency. As a result, the Company's books and records were not easily accessible, resulting in delays in preparation and completion of its financial statements. Further, the various governmental mandatory closures of businesses in these locations have precluded the Company's personnel, particularly its senior accounting staff, from obtaining access to its subsidiaries' books and records (including those of the Company's indirectly wholly-owned subsidiary, Petroteq Oil Sands Recovery, LLC) necessary to prepare the Company's unaudited condensed interim financial statements to be included in the Quarterly Report.

As such, the Company will be relying upon the 45-day grace period provided by the SEC's Order to delay filing of its Quarterly Report. The Company will file its Quarterly Report by no later than May 29, 2020, 45 days after the original due date of its Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company's annual report on Form 10-K for the year ended August 31, 2019 and its subsequent quarterly reports on Form 10-Q with the following risk factor:

We face business disruption and related risks resulting from the recent outbreak of the novel coronavirus 2019 ("COVID-19"), which could have a material adverse effect on our business and results of operations.

In an effort to contain and mitigate the spread of COVID-19, many countries, including the United States and Canada, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

We have chosen to cut hours at the plant to reduce costs in a tumultuous market. Our Management believes it is important to keep our plant at the Asphalt Ridge facility operating to continue production, especially to demonstrate operations to the multiple parties currently completing due diligence on Petroteq as part of the technology licensing process.

We have scaled back to a skeleton crew and we intend to store production.

Because of the effects of the recent decline in oil pricing, we are no longer operating (in terms of the cost to produce and sell oil, excluding G&A) on a breakeven basis.

Significant uncertainty remains as to the potential impact of the COVID-19 pandemic on our operations, and on the global economy as a whole.  Government-imposed restrictions on travel and other "social-distancing" measures such restrictions on assembly of groups of persons, have the potential to disrupt supply chains for parts and sales channels for our products, and may result in labor shortages.

It is currently not possible to predict how long the pandemic will last or the time that it will take for economic activity to return to prior levels.  We will continue to monitor the COVID-19 situation closely, and intend to follow health and safety guidelines as they evolve

We expect the ultimate significance of the impact of these disruptions, including the extent of their adverse impact on our financial and operational results, will be dictated by the length of time that such disruptions continue, which will, in turn, depend on the currently unknowable duration of the COVID-19 pandemic and the impact of governmental regulations that might be imposed in response. Our business could also be impacted should the disruptions from COVID-19 lead to changes in commercial behavior. The COVID-19 impact on the capital markets could impact our cost of borrowing. There are certain limitations on our ability to mitigate the adverse financial impact of these items, including the fixed costs of our operations. COVID-19 also makes it more challenging for management to estimate future performance of our businesses, particularly over the near to medium term.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. This information includes, without limitation, statements concerning the Company's future business and financial position and results of operations, business strategy and other plans for future operations, our intention to keep our plant at the Asphalt Ridge facility operating to continue production, our intention to demonstrate operations to multiple parties currently completing due diligence on Petroteq as part of the technology licensing process, and our intention to store production. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Generally, the words "anticipate," "believe," "estimate," "expect," "may" and similar expressions, identify forward-looking statements, which generally are not historical in nature. Actual results could differ materially from the results described in the forward-looking statements due to the risks and uncertainties set forth in this Current Report on Form 8-K, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: April 14, 2020	By: /s/Alex Blyumkin Alex Blyumkin Executive Chairman

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